Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PharMerica Corporation (the “Corporation”) on Form 10-Q for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Culotta, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Corporation.

/s/ MICHAEL J. CULOTTA
Michael J. Culotta Executive Vice President and Chief Financial Officer August 5, 2010